1940 Act File No. 811-10081


  As filed with the Securities and Exchange Commission on November 22, 2000.




                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM N-2


                        REGISTRATION STATEMENT UNDER
                   /X/ THE INVESTMENT COMPANY ACT OF 1940



                           Select Asset Fund III
             (Exact name of Registrant as Specified in Charter)


                           Select Asset Fund III
              c/o Comerica Bank & Trust, National Association
                 411 W. Lafayette Boulevard, Mail Code 3460
                          Detroit, Michigan 48226
                        Attention: James A. McIntosh
                                 President
                  (Address of Principal Executive Offices)


     Registrant's Telephone Number, including Area Code: (313) 222-5783


                             James A. McIntosh
                Comerica Bank & Trust, National Association
                 411 W. Lafayette Boulevard, Mail Code 3460
                             Detroit, MI 48226
                  (Name and Address of Agent for Service)

                              With copies to:

                           Richard T. Prins, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Time Square
                          New York, NY 10036-6522
                               (212) 735-3000




                                  FORM N-2
                           CROSS REFERENCE SHEET
                         as required by Rule 495(a)

                                    Part A
Item No.          Caption                       Prospectus Caption
                  -------                       ------------------

1.          Outside Front Cover.................Not Applicable
2.          Cover Pages, Other Offering
            Information.........................Not Applicable
3.          Fee Table and Synopsis..............Costs and Expenses; Synopsis;
                                                Information Pertaining to
                                                Business Development Companies
4.          Financial Highlights................Not Applicable
5.          Plan of Distribution................Not Applicable
6.          Selling Shareholders................Not Applicable
7.          Use of Proceeds.....................Not Applicable
8.          General Description of the
            Registrant .........................General; Investment Objectives
                                                and Policies; Risk Factors and
                                                Other Policies
9.          Management..........................General; Control Persons
10.         Capital Stock, Long-Term
            Debt, and Other Securities..........Capital Stock; Long
                                                Term Debt; Taxes;
                                                Outstanding Securities
11.         Defaults and Arrears on
            Senior Securities...................Not Applicable
12.         Legal Proceedings...................Legal Proceedings

13.         Table of Contents of
            Statement of Additional
            Information.........................Not Applicable

  Part B                                        Statement of
Item No.                                        Additional Information

14.         Cover Page..........................Not Applicable
15.         Table of Contents...................Not Applicable
16.         General Information and
            HistorNot Applicable
17.         Investment Objective and
            Policies............................Investment Objective
                                                and Policies
18.         Management..........................Management Table; Positions
                                                with Affiliated Persons or
                                                Principal Underwriters; Non-
                                                Resident Trustees and Offi-
                                                cers; Compensated Persons;
                                                Codes of Ethics

19.         Control Persons and Principal
            Holders of Securities...............Control Persons and Principal
                                                Holders of Securities
20.         Investment Advisory and Other
            Services............................Investment Advisory and Other
                                                Services; Independent Public
                                                Accountant;  Affiliated Person
                                                as Custodian, Transfer Agent
                                                or Dividend-Paying Agent
21.         Brokerage Allocation and Other
            Practices...........................Brokerage Allocation and Other
                                                Practices
22.         Tax Status..........................Tax Status
23.         Financial Statements................Not Applicable

  Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.



               PART A -- INFORMATION REQUIRED IN A PROSPECTUS

Item 1.     OUTSIDE FRONT COVER.

            Not applicable.

Item 2.     COVER PAGES; OTHER OFFERING INFORMATION.

            Not applicable.

Item 3.     FEE TABLE AND SYNOPSIS.

            3.1   Costs and Expenses.

            Shareholder Transaction Expenses:

              Sales Load (as a percentage of
                offering price) ........................................None
              Dividend Reinvestment and Cash
                Purchase Plan Fees .....................................None

            Annual Expenses (as a percentage of net assets attributable to common shares):

              Management Fees ..........................................0.10%
              Interest Payments on Borrowed Funds.......................0.01%
              Other Expenses* ..........................................0.10%
              Total Annual Expenses** ..................................0.21%
---------------------


Example                    1 year  3 years         5 years     10 years
-------                    ------  -------         -------     --------

You would pay the
following expenses
on a $1,000 invest-
ment, assuming a 5%
annual return:             $ 2         $ 6         $ 10        $ 22


            This example should not be considered a representation of future expenses, which may be greater or lesser than those shown.

            * Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

            ** Total Annual Expenses are based upon the assumption that the aggregate amount of capital invested at year end will be $291,065,574.



            3.2   Synopsis.

            Not applicable.


            3.3   Information Pertaining to Business Development
            Companies.

            Not applicable.

Item 4.     FINANCIAL HIGHLIGHTS.

            Not applicable.

Item 5.     PLAN OF DISTRIBUTION.

            Not applicable.

Item 6.     SELLING SHAREHOLDERS.

            Not applicable.

Item 7.     USE OF PROCEEDS.

            Not applicable.

Item 8.     GENERAL DESCRIPTION OF THE REGISTRANT.

            8.1   General.

            Select Asset Fund III (the "Company") is a closed-end diversified management investment company which was formed as a business trust under the laws of the State of Delaware on August 17, 2000.

            8.2 - 8.4  Investment Objectives and Policies; Risk
            Factors and Other Policies.

            The Company's investment objective is long term capital appreciation with income as a secondary objective. The Company may seek to realize its investment objective primarily through investing and trading in securities of various types, including common stock, preferred stock, convertible debentures, non-convertible debentures, bonds, notes and various money market instruments such as commercial paper, bankers acceptances and money market funds. Such securities may be issued by U.S. or non-U.S. issuers, may be denominated in U.S. dollars or any non-U.S. currency, may be, if a debt obligation, of any term, either secured or unsecured and of any credit quality at least investment grade at the time of investment, and may be traded primarily in the U.S. or in non-U.S. markets. The Company has issued $60,000,000 in preferred stock and may, in the future, issue additional preferred stock and, so long as any preferred stock is outstanding, expects to invest primarily in common stocks of large and medium capitalization U.S. companies, non-U.S. companies whose shares are listed on a U.S. exchange and American depositary receipts ("ADRs") of non-U.S. companies that are traded in the U.S.

            The Company's investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Company will achieve its investment objective.

            The following sets forth certain of the Company's significant investment policies, which are not fundamental and may be changed without shareholder approval. The Company will provide prior notice to its securityholders if it determines to commence any practice as to which it states herein that it does not currently propose to engage in such practice or to expand materially any practice identified herein as insignificant to the Company.

            Foreign Securities. From time to time, the Company may invest and trade in securities of non-U.S. issuers and securities denominated or quoted in non-U.S. currencies. Investments in securities of non-U.S. issuers and securities denominated or whose prices are quoted in non-U.S. currencies pose currency exchange risks (including blockage, devaluation and non-exchange-ability) as well as a range of other potential risks which could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation. In addition, less information may be available regarding securities of non-U.S. issuers and non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which, in some markets, have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Company's performance.

            The Company may purchase ADRs, which are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

            Investment Grade Fixed Income Securities. The Company may also invest and trade in (i) mortgage-backed securities and other securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) mortgage-backed and asset-backed securities rated AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") and (iii) corporate debt securities rated at the time of investment no lower than the fourth highest rating category by either S&P or Moody's. Securities rated in the fourth highest rating category "BBB" (including those rated as low as BBB-) by S&P or "Baa" (including those rated as low as
            Baa3) by Moody's are investment grade securities and are considered by S&P "as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay", and are considered by Moody's "as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

            Lending Securities. By lending its portfolio securities, the Company attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Company. The Company may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act of 1940 (the "1940 Act"), which currently require that (i) the borrower pledge and maintain with the Company collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Company at any time and (iv) the Company receive reasonable interest on the loan (which may include the Company's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Company will not lend portfolio securities if, as a result, the aggregate of such loans exceeds the value of the Company's total assets (including such loans). Loan arrangements made by the Company will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the institution to which the loan is made, will be monitored by the Company, and will be considered in making decisions with respect to lending of securities, subject to review by the Company's Board of Trustees.

            The Company may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such securities, the loan must be called and the securities voted.

            Short Selling. The Company may make short sales of securities. A short sale is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. The Company may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

            When the Company makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Company may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Company's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Company will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Company on such security, the Company may not receive any payments (including interest) on its collateral deposited with such broker- dealer.

            If the price of the security sold short increases between the time of the short sale and the time the Company replaces the borrowed security, the Company will incur a loss; conversely, if the price declines, the Company will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Company's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

            The Company may also make short sales "against the box," which involves the short sale of a security already owned by the Company with delivery of other units of such security borrowed from others.

            When-Issued and Forward Commitment Securities. The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When- issued securities and forward commitments may be sold prior to the settlement date, but the Company will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the corresponding obligations of the Company. There is always a risk that the securities may not be delivered and that the Company may incur a loss. Settlements in the ordinary course are not treated by the Company as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

            Leverage. The Company has issued and may issue additional shares of auction market preferred stock, liquidation preference $100,000 per share (the "Preferred Stock") in transactions not involving any public offering of securities. The Company has also issued $379,500 in principal amount of adjustable rate notes due 2025 (the "Notes") in transactions not involving the public offering of any securities. The issuance of the Preferred Stock and Notes result in the leveraging of the Company's outstanding common stock (the "Common Stock"). Utilization of leverage through the issuance of preferred stock and debt involves certain risks. So long as the Company is able to realize a higher net return on its incremental investment portfolio than the then current dividend rate of any preferred stock together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher current net investment income than if the Company were not so leveraged. On the other hand, to the extent that the then current dividend rate and interest rate on any preferred stock and debt approaches the net return on the Company's incremental investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current dividend rate and interest rate on any preferred stock and debt were to exceed the net return on the Company's incremental portfolio, the Company's leveraged capital structure would result in a lower rate of return to holders of common stock than if the Company were not so leveraged. If the Company's current investment income were not sufficient to meet dividend requirements on any preferred stock and other expenses, it could be necessary for the Company to liquidate certain of its investments, thereby reducing the net asset value attributable to the Company's common stock.

            Under the requirements of the 1940 Act, the value of the Company's total assets, less all liabilities and indebtedness of the Company, must at least be equal, immediately after any such issuance of preferred stock, to 200% of the aggregate liquidation value of any outstanding preferred stock. Such percentage must also be met any time the Company pays a dividend or makes any other distribution on common stock (other than a distribution in common stock) or any time the Company repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase. In order to maintain passthrough tax status under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), the Company must distribute at least 90% of its investment income each year. Failure to maintain such status might impair the ability of the Company to make required payments on its preferred stock.

            Under the 1940 Act, the holders of Preferred Stock, voting as a class, must have the right to elect at least two trustees at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the trustees if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In addition, the vote of a majority of the holders of Preferred Stock, voting as a class, is required to approve any plan of reorganization adversely affecting the Preferred Stock, or any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

            The Company is authorized to borrow money from banks or otherwise. In addition to the Notes, the Company expects to borrow money in connection with short term clearance of transactions and other temporary uses. See response to Section
            10.2 regarding the Company's leverage limitation on debt.

            The Company expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

            Although the Company may purchase and sell futures contracts and options thereon on stock and bond indices, as well as options on particular securities, the Company does not expect to do so.

            8.5   Share Price Data.

                  Not Applicable.

            8.6   Business Development Companies.

                  Not Applicable.

Item 9.     MANAGEMENT.

            9.1   General.

            The Company's investment activities will be managed by World Asset Management L.L.C. (the "Adviser"), its investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement") and the Company's other activities and affairs will be managed by its administrator, Comerica Bank & Trust, National Association, in each case subject to overall supervision by the Company's Board of Trustees, which will act in what it believes to be the best interests of the Company. The Adviser is a Delaware limited liability company with principal offices at 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009. The sole member of the Adviser with a 100% ownership interest is Munder Capital Management, a Delaware general partnership, the owner and general partners of which are WAM Holdings, Inc. and WAM Holdings II, Inc. (the "Comerica Partners") and Munder Group L.L.C. The Comerica Partners have offices at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48226, and are wholly owned subsidiaries of Comerica Investment Services, Inc., which, in turn, is a wholly owned subsidiary of Comerica Bank, which, in turn, is a wholly owned subsidiary of Comerica Incorporated, a publicly held bank holding company. The Comerica Partners are the controlling partners in Munder Capital Management with a 95.5% ownership interest. The Administrator is a wholly owned subsidiary of Comerica Incorporated and an affiliate of Comerica Bank.

            With over $23 billion in assets under management tracking, 4,500 individual securities representing over 45 countries, the Adviser's portfolios include collective funds, mutual funds, and separately managed accounts for equity, fixed income and REIT investments. The Adviser has set a goal of continually exceeding client expectations in professionalism and related services.

            The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

            Under the terms of the Advisory Agreement, the Adviser will have the discretion to supervise, manage and direct the Company's assets, in accordance with the objectives, policies and restrictions set forth in this registration statement and as amended from time to time or as set forth in written instructions furnished by the Company. It will be the Company's responsibility to advise the Adviser of any modifications thereof as they occur. The Adviser may, without prior consultation with the Company and at such times when the Adviser deems appropriate, (a) purchase, sell, invest, reinvest, exchange, convert, trade in and otherwise deal with such assets; and (b) place all orders for the purchase or sale of portfolio securities with or through brokers, dealers or issuers selected by it or designated by the Company. The Adviser will, if requested by the Board of Trustees, vote the proxies solicited by or with respect to the issuers of the Company's portfolio securities.

            The Adviser's fee for services as Adviser will be .00005 percent per annum of the average of the month end aggregate fair market value of the equity securities held in the Company's portfolio and will be computed and payable as of the last business day of each calendar quarter. In the event that services commence or terminate other than at the beginning of a quarter, the fee will be prorated accordingly.

            The Advisory Agreement also provides that in the absence of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties thereunder, the Adviser is not liable to the Company for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Company.

            The Advisory Agreement may be terminated at any time on 30 days' notice by one party to the other, provided that such termination by the Company must be directed or approved in accordance with the 1940 Act.

            Mr. James McIntosh, a Trustee and President of the Company, is an officer of both Comerica Bank and Comerica Bank & Trust, National Association, wholly owned subsidiaries of Comerica Incorporated which are affiliated with the Adviser as described above. Ms. Jane S. Miller, a Trustee of the Company, is also an officer of both Comerica Bank and Comerica Bank & Trust, National Association. Mr. Robert H. Bockrath II, the Secretary and Treasurer of the Company, is also an officer of Comerica Bank and an officer of Comerica Bank & Trust, National Association.

            Mr. Todd B. Johnson will be primarily responsible for making day-to-day portfolio decisions. Mr. Johnson is the Adviser's President and Chief Executive Officer and has fourteen years of experience in the area of indexed and quantitative investments. Mr. Johnson has been the Adviser's Chief Investment Officer from 1996 to 1999 and a Director of the Adviser since 1994.

            Comerica Bank & Trust, National Association, with principal offices at 101 North Main Street, Ann Arbor, Michigan, 48104, will act as the Company's custodian and administrator. Comerica Bank & Trust, National Association will be paid a fee for its services as custodian and administrator, consisting of a percentage of assets, currently expected to be 0.10% per year in the aggregate.

            The Bank of New York, with principal offices at 100 Church Street, New York, New York 10286, will act as the Company's transfer agent and dividend paying agent.

            The Company is responsible for all of its expenses, including organization expenses, brokerage expense, management of its assets and business affairs, custody of its assets, insurance, legal counsel, accounting services and interest on indebtedness.


            9.2   Non-resident Managers.

                  Not Applicable

            9.3   Control Persons.

            As of the date hereof, Comerica Bank & Trust, National Association, as trustee for various employee benefit plans, owns all of the outstanding common stock of the Company. No officer or trustee of the Company owns any common stock of the Company. Comerica Incorporated is the ultimate parent of Comerica Bank & Trust, National Association.

Item 10.    CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES.

            10.1  Capital Stock.

            The Company shall have authority to issue an unlimited number of shares of capital stock, having a par value $.01 per share.

            Except as the Board of Trustees shall provide otherwise, pursuant to the authority granted in the Company's Declaration of Trust, all the authorized shares of the Company are designated as common stock. The shares of common stock have no preemptive, conversion, exchange or redemption rights. Each share of common stock has equal voting, dividend, distribution and liquidation rights. Shares of common stock are not subject to further calls or to assessment by the Company. In the event of liquidation, each share of common stock is entitled to its proportion of the Company's assets after payment of debts and expenses and after payment of the aggregate liquidation preferences to holders of preferred stock, plus accumulated but unpaid dividends (whether or not earned or declared), or any applicable liquidation premium, on the outstanding shares of preferred stock. Holders of shares of common stock are entitled to one vote per share and do not have cumulative voting rights.

            The Board of Trustees is authorized to classify or reclassify any unissued shares of stock (into one or more series or classes of common stock or preferred stock) by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock. The Board of Trustees has classified and issued 600 shares as preferred stock.

            The outstanding Preferred Stock of the Company is preferred to the Common Stock with respect to the payment of dividends and rights upon liquidation and each series of Preferred Stock is redeemable at any time at the option of the Company, in whole but not in part, and is subject to mandatory redemption in whole or in part upon the occurrence of certain events such as failure to maintain adequate asset coverage to support a AAA rating or comply with the 1940 Act limitations discussed in response to Items 8.2-8.4 above. The 1940 Act requires, among other things, that the holders of Preferred Stock, voting together as a separate class, have the right to elect at least two trustees at all times. If at any time accumulated dividends on the outstanding shares of Preferred Stock equal to at least two full years' dividends are due and unpaid, then until the full amount of such unpaid dividends are paid or duly provided for, holders of the shares of Preferred Stock (together with the holders of shares of any other preferred stock entitled to elect a majority of the trustees of the Company) will be entitled to elect the smallest number of new trustees that, when added to the number of trustees then constituting the Board of Trustees, will constitute a majority of the Board of Trustees. The holders of Preferred Stock have certain other voting rights as required under the Company's Declaration of Trust, Delaware law and the 1940 Act.

            The Company will distribute to the holders of its Common Stock from time to time during each year substantially all of its taxable investment income in excess of the dividends paid to holders of the Preferred Stock and any other preferred stock. No dividend distributions will be made to the holders of the Common Stock if dividends on the Preferred Stock are in arrears or if, after giving effect thereto, an S&P Required Asset Coverage test would not be satisfied or the asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of preferred stock would be less than 200%. Certain amendments affecting the outstanding Preferred Stock may be made without shareholder approval.

                  No holder of shares of the capital stock of the Company
            has any preemptive right to acquire from the Company any capital stock of the Company whether now or hereafter authorized.

                  Any additional offerings of shares of capital stock, if
            made, will require approval by the Board of Trustees. Any additional offering of common stock will be subject to the requirements of the 1940 Act that shares of common stock may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the outstanding common stock.

            10.2  Long-Term Debt.

            The Company has issued $379,500 in principal amount of Floating Rate Notes Due 2025 (the "Notes") in transactions not involving any public offering of securities. The Notes are unsecured and are not subordinated to other indebtedness of the Company. The Notes are issued in registered form, without coupons. The Notes are not subject to any sinking fund. The Notes are redeemable at the option of the Company or as a result of a Mandatory Redemption Event (as defined below). In addition, each holder of Notes will have the option to require the Company to redeem his Notes on each anniversary of the date of issuance, upon not less than 60 nor more than 90 days' prior written notice.

            Interest on the Notes will be payable on March 15 and September 15 of each year, commencing on September 15, 2000, and ending at maturity (each, an "Interest Payment Date"). Interest payable on each Interest Payment Date will include interest accrued from and including the immediately preceding Interest Payment Date (or the date of original issue in the case of the first Interest Payment Date) to and excluding such Interest Payment Date. The Notes will bear interest from the date of issuance to and including March 14, 2001, at the rate of 10.25% per annum. Thereafter, the Notes will bear interest, based on their principal amount, for each Interest Period (as defined below), until maturity, at a rate per annum equal to the sum of
            (i) the Treasury Bill Rate (as defined in the Form of Note) as of the first day of such Interest Period and (ii) 4% per annum. Interest on the Notes will be computed and paid on the basis of a 360-day year consisting of twelve months of 30 days each, and in the case of incomplete months, on the number of days actually elapsed divided by 30 days. The interest rate on the Notes will in no event be higher than the maximum rate permitted by applicable law. "Interest Period" shall mean a yearly period beginning on March 15 and ending on March 14 of the following year.

            The Notes are subject to mandatory redemption in whole in the event of a Mandatory Redemption Event, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to but excluding the date fixed for redemption. A "Mandatory Redemption Event" will be deemed to have occurred if the aggregate net asset value of the Company does not exceed the aggregate principal amount of the Company's liabilities for money borrowed, including the Notes, by a ratio of at least 200 to 1. The Notes may be redeemed on any Interest Payment Date, upon not less than 5 nor more than 60 days' notice by mail, at the option of the Company, in whole or from time to time in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to but excluding the date fixed for redemption; provided that, if less than all the outstanding Notes are to be redeemed, the redemption will be made by lot, on a pro rata basis, or in such other manner as will not discriminate unfairly against any holder of the Notes. The Notes held by each holder are subject to redemption, in whole or in part (in whole multiples of $500, provided that, in the event of a partial redemption, a Holder shall not be permitted to reduce its holdings below the principal amount of $1,000), at the option of such holder on each March 15 (or if such day is not a Business Day, the next preceding Business Day), upon not less than 60 nor more than 90 day's notice to the Company, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to but excluding the date fixed for redemption.

            Pursuant to certain restrictive covenants contained in the Notes, the Company may not: (1) incur any indebtedness for money borrowed except (a) the indebtedness evidenced by the Notes, (b) in connection with the redemption of one or more series of preferred stock or (c) other indebtedness in a principal amount not to exceed at any one time outstanding an amount equal to 10% of the Company's net asset value; (2) declare dividends or make other distributions on shares of its capital stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the Notes would be less than 300% (or such other percentage as may in the future be required by law or, if lower, such other percentage as may in the future be permitted by order of the Securities and Exchange Commission ("SEC")), except that dividends may be declared upon any preferred stock if asset coverage with respect to the Notes would equal or exceed 200% (or such other percentage as may in the future be required by law or, if lower, such other percentage as may in the future be permitted by order of the
            SEC) and except that any shares of preferred stock may be acquired in any reorganization or recapitalization of the Company in accordance with the 1940 Act; or (3) consolidate or merge with or into any other entity or sell or transfer all or substantially all of its properties and assets to another entity unless (a) the successor entity is an entity organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and assumes payment of the principal of and interest on the Notes and the performance and the observance of the other terms of the Notes, and (b) no default or event of default under the Notes shall have happened and be continuing.

            Modifications and amendments of the Notes may be made by the Company with the consent of the holders of a majority in principal amount of the outstanding Notes; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding Note affected thereby, (a) change the stated maturity date of the principal of, or any installment of principal of or interest on, any Note, (b) reduce the principal amount of, or interest on, any Note, or
            (c) reduce the percentage in principal amount of outstanding Notes, the consent of the holders of which is required for modification or amendment of the Notes or for waiver of compliance with certain provisions of the Notes or for waiver of certain defaults. Modifications and amendments of the Notes may be made by the Company without the consent of any holder of Notes to evidence a successor to the Company, to add to the Company's covenants or Events of Default, to change or eliminate any provision not adversely affecting any interests of holders of outstanding Notes in any material respect or to cure any ambiguity or inconsistency. The holders of a majority in principal amount of the outstanding Notes may on behalf of the holders of all Notes waive compliance by the Company with certain restrictive provisions of the Notes or waive any past default under the Notes, except a default in the payment of the principal of, or interest on, any Note or in respect of any provision which under the Notes cannot be modified or amended without the consent of the holder of each outstanding Note affected.

            10.3  General.

                  Not Applicable

            10.4  Taxes.

            The Company intends to qualify each year and elect to be treated as a regulated investment company for federal income tax purposes. In order to so qualify, the Company must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Company's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Company's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Company's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

            If the Company qualifies as a regulated investment company and distributes to its stockholders at least 90% of its net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses), then the Company will not be subject to federal income tax on the income so distributed. However, the Company would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income other than tax-exempt income. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required amount. The required distribution for a calendar year equals the sum of (a) 98% of the Company's ordinary income (excluding tax-exempt interest income) for such calendar year;
            (b) 98% of the excess of capital gains over capital losses for the one-year period ending October 31; and (c) 100% of the undistributed ordinary income and gains from prior years. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, the Company will be treated as having been distributed.

            Any capital losses resulting from the disposition of securities can only be used to offset capital gains and cannot be used to reduce the Company's ordinary income. Such capital losses may be carried forward by the Company for 8 years.

            Except as described below, in general all distributions to stockholders attributable to the Company's net investment income (including any tax-exempt interest income distributed) will be taxable as ordinary income.

            To the extent the Company realizes net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends. Capital gain dividends are taxable as long-term capital gains, regardless of how long the shares have been held. The Company may elect to retain net capital gains and pay corporate income tax thereon. In such event, the Company would most likely make an election which would require each stockholder of record on the last day of the Company's taxable year to include in income for tax purposes his proportionate share of the Company's undistributed net capital gain. If such an election is made, each stockholder would be entitled to credit his proportionate share of the tax paid by the Company against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the stockholder would be entitled to increase the basis of his shares for federal income tax purposes by an amount equal to 65% of his proportionate share of the undistributed net capital gain.

            Dividends distributed by the Company will be eligible for the dividends received deduction in the hands of corporate stockholders to the extent the Company derives eligible income from dividends paid by U.S. corporations. In order to qualify for the dividends received deduction, the Company must hold the shares with respect to which the dividends are paid for more than 45 consecutive days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. The 45-day holding period is reduced for periods in which the shares are subject to diminished risk of loss. The dividends received deduction is also reduced by the percentage, if any, of the cost of the shares that is debt-financed.

            Liquidating distributions which in the aggregate exceed a stockholder's basis in shares will be treated as gain from the sale of the shares; if a stockholder receives in the aggregate liquidating distributions which are less than such basis, such stockholder will recognize a loss to that extent.

            Dividends and other distributions by the Company are generally taxable to the stockholders at the time the dividend or distribution is made. Any dividends declared by the Company in October, November or December and made payable to stockholders of record in such a month would be taxable to stockholders as of December 31, provided that the dividend is paid in the following January.

            If a stockholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

            The Company will, within 60 days after the close of its taxable year, send written notices to stockholders regarding the tax status of all distributions made during the year.

            In general, if a share is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a stockholder within six months of purchasing the shares will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the stockholder and the stockholder's share of undistributed long-term capital gains. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares by a stockholder who is not a dealer in securities will be treated as capital gain or loss.

            The Company may be required to withhold federal income tax at the rate of 31% of any payments made to a stockholder if the stockholder has not provided a correct taxpayer identification number and certain required certifications to the Company, or if the Secretary of the Treasury notifies the Company that the number provided by a stockholder is not correct or that the stockholder has not reported all interest and dividend income required to be shown on the stockholder's federal income tax return.

            The Company expects to pay dividends on its shares out of its net investment income at least once each year. The Company expects to pay capital gains distributions on its net long-term capital gains, if any, at least once each year unless the Company elects to retain such distributions and pay corporate tax as described above. The Company has no dividend reinvestment plan.



            10.5  Outstanding Securities.

                   (1)          (2)           (3)             (4)
                                        Amount Held byAmount Outstanding
                              Amount    the Company or   Exclusive of
             Title of Class Authorized  for its Account   Amount in (3)
             -------------- ----------  ---------------------------------


              Common Stock  199,999,400        0        23,106,557.375
                              shares                        shares

             Preferred Stock    600            0              600
                              shares                        shares

                  Notes      $500,000          0           $379,500


            10.6  Securities Ratings.

                  Not applicable.

Item 11.    DEFAULTS AND ARREARS ON SENIOR SECURITIES.

            Not applicable.

Item 12.    LEGAL PROCEEDINGS.

            The Company is not subject to any pending or, to its knowledge, threatened legal proceedings.

Item 13.    TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
            INFORMATION.

            Not Applicable


               PART B -- INFORMATION REQUIRED IN A STATEMENT OF
                            ADDITIONAL INFORMATION

Item 14.    COVER PAGE.

            Not Applicable

Item 15.    TABLE OF CONTENTS.

            Not Applicable

Item 16.    GENERAL INFORMATION AND HISTORY.

            Not Applicable

Item 17.    INVESTMENT OBJECTIVE AND POLICIES.

            The following information is provided in addition to the information set forth in response to Item 8.

            The Company's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Company's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50 percent of the outstanding shares or
            (b) 67 percent or more of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented). All other investment policies or practices are considered by the Company not to be fundamental and, accordingly, may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Company may not:

            1. invest more than 25 percent of the value of its total assets in any one industry;

            2. issue senior securities other than (a) preferred stock not in excess of the maximum amount permitted by the 1940 Act or by the SEC by rule or by order, whichever is greater, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned, and providing guaranties) not in excess of the maximum amount permitted by the 1940 Act or by the SEC by rule or by order, whichever is greater, and (c) borrowings up to five percent of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and
            (b) above; provided, however, that the Company's obligations under reverse repurchase agreements, interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

            3. make loans of money or property to any person, except through loans and guaranties to entities, the acquisition of fixed income obligations consistent with the Company's investment objective and policies, the acquisition of securities subject to repurchase agreements and the loan of portfolio securities in accordance with such regulatory requirements as may be applicable at the time of a particular loan;

            4. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Company may be deemed to be an underwriter;

            5. purchase or sell real estate or interests therein in excess of the Company's total assets;

            6. purchase or sell commodities or purchase or sell commodity contracts except for hedging purposes; or

            7. make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of the Company's aggregate short sales of a particular class of securities, except short sales "against the box" which are not subject to such limitation, does not exceed 25 percent of the then-outstanding securities of that class.

            Although the Company expects that most of its investments will be relatively long term in nature, changes in particular portfolio holdings may be made at any time a particular security is no longer considered to be appropriate.

Item 18.    MANAGEMENT.

            18.1 Management Table.

            Set forth below are the names, ages, addresses, positions held with the Company and principal occupations during the last five years of the trustees and officers of the Company. There are no family relationships between any of the persons listed. Trustees who are interested persons of the Company are denoted by an asterisk (*).



         (1)                        (2)                    (3)
         Name,                Positions Held     Principal Occupations
   Age and Address             With Company       during Past 5 Years
   ---------------            --------------      ---------------------

James A. McIntosh, 50*      President,           First Vice President,
411 W. Lafayette Blvd.,     Chief Executive      Comerica Bank & Trust,
Detroit, Michigan 48226     Officer and          National Association,
                            Trustee              since 1999;  First Vice
                                                 President, Comerica Bank,
                                                 since 1994.



Jane S. Miller, 57*         Trustee,             Vice President, Comerica Bank
411 W. Lafayette Blvd.,     Assistant            & Trust, National Association,
Detroit, Michigan 48226     Secretary,           since 1998;Vice President,
                            Assistant            Comerica Bank, since 1992.
                            Treasurer



John F. Sase, 49            Trustee              Head of research
18823 San Quentin                                project, Focus Hope,
Lathrup Village,                                 since 1992; Consultant,
Michigan 48076                                   Sase Associates, since
                                                 1992; Member of the
                                                 faculty at School of
                                                 Business Administration,
                                                 Oakland University,
                                                 since 1992; Ph.D. Urban
                                                 Industrial Economics,
                                                 Wayne State University.



Stephen E. Weiner, 59       Trustee              Retired, since 1998;
4038 Cranbrook Ct.                               Associate Director of
Bloomfield, Michigan                             Trust Investments, Ford
48301                                            Motor Co., from 1984-
                                                 1997



Russell P. Flynn, 68        Trustee              Retired, since 1998;
37288 Weymouth Drive                             Director of Pension Fund
Livonia, Michigan 48152                          Investment, Chrysler
                                                 Corporation, from 1981-
                                                 1997



Robert H. Bockrath II,      Secretary            Assistant Vice
33                          and Treasurer        President, Comerica Bank
411 W. Lafayette Blvd.,                          & Trust, National
Detroit, Michigan 48226                          Association, since
                                                 November 2000; Assistant
                                                 Vice President, Comerica
                                                 Bank, since 1997; Trust-
                                                 Officer, Comerica Bank,
                                                 since 1995.




      18.2  Positions with Affiliated Persons or Principal
      Underwriters.

      See response to Items 9.1 and 18.1.

      18.3  Non-Resident Trustees and Officers.

      The Company has no non-resident trustees or officers.

      18.4 Compensated Persons.

      The trustees who are affiliated persons of the Adviser and the officers of the Company serve without compensation from the Company. No trustee or officer of the Company, no affiliated person of the Company and no affiliated person of an affiliate or principal underwriter of the Company will receive as much as $5,000 in aggregate remuneration from the Company for any fiscal year or any annual pension or retirement benefits. Messrs. Weiner, Flynn and Sase will each receive approximately $5,000 per year as non- interested trustees for the Company.

      18.5  Codes of Ethics.

      The Company and its investment adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to prior approval by a compliance officer in order to minimize potential conflicts. These codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Further, copies of the codes of ethics may be obtained, after paying a duplicate fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Item 19.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURI-
      TIES.

      See response to Item 9.3.

Item 20.    INVESTMENT ADVISORY AND OTHER SERVICES.

      20.1 - 20.6  Investment Advisory and Other Services.

      See Response to Item 9.1.

      20.7 Independent Public Accountant.

      Ernst & Young LLP, One Detroit Center, Suite 1700, 500 Woodward Avenue, Detroit, Michigan 48226, are the Company's independent public accountants. Such firm will provide accounting and auditing services and tax services for the Company.

      20.8 Affiliated Person as Custodian, Transfer Agent or
      Dividend-Paying Agent.

      See Response to Item 9.1.

Item 21.    BROKERAGE ALLOCATION AND OTHER PRACTICES.

      Subject to the policies established by the Board of Trustees of the Company, the Adviser is primarily responsible for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing such transactions, consideration is given to such factors as price of the security, the size and difficulty of the order, the reliability, integrity, financial condition and general execution and operational capabilities of competitive brokers and dealers and their expertise in particular markets. Although the Adviser will generally seek reasonably competitive commission rates, the Company will not necessarily pay the lowest commission available. The Company has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.

      Under the 1940 Act, affiliated persons of the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities. Because transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Company will not deal with affiliated persons of the Company in connection with such transactions. However, affiliated persons of the Company may serve as its broker in the over-the-counter market and other transactions conducted on an agency basis subject to compliance with applicable regulatory requirements.

      The Board of Trustees of the Company has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which require that the commissions paid to certain affiliated persons of the Company must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Company to furnish reports to the Board of Trustees of the Company and to maintain records in connection with such reviews.

Item 22.    TAX STATUS.

      See Response to Item 10.4.

Item 23.    FINANCIAL STATEMENTS.

      None.


                       PART C -- OTHER INFORMATION

Item 24.    FINANCIAL STATEMENTS AND EXHIBITS.

      24.1  Financial Statements.

             None.

      24.2  Exhibits.

      The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

Item 25.    MARKETING ARRANGEMENTS.

      Not applicable.

Item 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

      Not applicable.

Item 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
            WITH COMPANY.

      Not applicable.

Item 28.    NUMBER OF HOLDERS OF SECURITIES.

                             (1)                          (2)
                                                      Number of
                        Title of Class              Record Holders

                         Common Stock                       1

                   Auction Market Preferred
                        Stock, Series A                     1*

                      Floating Rate Notes
                           Due 2025                         102
----------
* On the date hereof, the Auction Market Preferred Stock, Series A, is held through The Depository Trust Company for the account of approximately 7 holders.

Item 29.    INDEMNIFICATION.

            Under the Company's Declaration of Trust and By- Laws, the trustees and officers of the Company will be indemnified to the fullest extent allowed and in the manner provided by Delaware law and applicable provisions of the 1940 Act, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or trustee against any liability to the Company or its securityholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Company has obtained directors and officers and errors and omissions insurance which covers expenses in connection with errors and omissions, subject to exceptions for fraud and certain other acts and subject to various deductible amounts. Under the Investment Advisory Agreement, the Advisor is indemnified to substantially the same extent.

            Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Act"), may be permitted to the trustees and officers, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Act (other than for expenses incurred in a successful defense) is asserted against the Company by the trustees or officers, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
            ADVISER.

            See Schedules to the Form ADV filed by World Asset Management, L.L.C. with the SEC on April 10, 2000, hereby incorporated by reference, and Exhibit G filed in response to Item 24.2.

Item 31.    LOCATION OF ACCOUNTS AND RECORDS.

            Accounts, books and other records required to be maintained by
            Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at (i) Comerica Bank & Trust, National Association, Mail Code 3460, 411 West Lafayette Boulevard, Detroit, Michigan 48226, Attention: Robert Bockrath II, (ii) The Bank of New York, Corporate Trust Administration, 100 Church Street - 14th Floor, New York, New York 10286, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center Floor 7, New York, New York 10080, Attention:
            Auction Market Securities Desk.

Item 32.    MANAGEMENT SERVICES.

            Not applicable.

Item 33.    UNDERTAKINGS.

            Not applicable.



                                 SIGNATURE

            Pursuant to the requirements of the Investment Company Act of 1940, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, and State of Michigan, on the 22nd day of November, 2000.


                                    Select Asset Fund III


                                    By: /s/   James A. McIntosh
                                       ---------------------------------
                                       Name:  James A. McIntosh
                                       Title: President



                      SCHEDULE OF EXHIBITS TO FORM N-2


  Exhibit                      Exhibit                        Page
   Number                                                    Number
Exhibit A    Declaration of Trust, dated August 23, 2000
Exhibit B-1  Statement of Preferences...................
Exhibit B-2  By-Laws....................................
Exhibit C    Not Applicable.............................
Exhibit D    Not Applicable.............................
Exhibit E    Not Applicable.............................
Exhibit F    Not Applicable.............................
Exhibit G    Investment Management Agreement between the
             Company and World Asset Management L.L.C...
Exhibit H    Not Applicable.............................
Exhibit I    Not Applicable.............................
Exhibit J    Custodian Contract between the Company and
             Comerica Bank & Trust, National Association
Exhibit K    Administration Agreement between the Company and
             Comerica Bank & Trust, National Association
Exhibit L    Not Applicable ............................
Exhibit M    Not Applicable.............................
Exhibit N    Not Applicable.............................
Exhibit O    Not Applicable.............................
Exhibit P    Not Applicable.............................
Exhibit Q    Not Applicable.............................
Exhibit R-1  Codes of Ethics of the Company ............
Exhibit R-2  Code of Ethics of World Asset Management L.L.C.